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                                                                  Exhibit 10.2

                             EIGHTH AMENDMENT
                      TO REVOLVING CREDIT AGREEMENT

     This EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Eighth Amendment") dated as of April 12, 1995, by and among HPSC, Inc. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, BANK OF AMERICA ILLINOIS (formerly known as Continental Bank N.A.) ("BoAI", and together with FNBB, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as agent (the "Agent") for the Banks and BoAI as co-agent for the Banks. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).

     WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of June 23, 1994 (as amended by the First Amendment dated September 2, 1994, the Second Amendment dated November 8,
1994, the Third Amendment dated November 22, 1994, the Fourth Amendment dated as of December 22, 1994, the Fifth Amendment dated as of January 6, 1995, the Sixth Amendment dated as of February 3, 1995, the Seventh Amendment dated as of February 6, 1995 and as may be further amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Borrower requested that the Credit Agreement be amended to permit the Borrower to enter into that certain credit agreement dated as of April 13, 1995 by and between the Borrower and Springfield Institution for Savings substantially in the form of EXHIBIT A attached hereto and made a part hereof.

     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENT TO THE CREDIT AGREEMENT.

          1.1 CERTAIN NEW DEFINITIONS. Section 1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate place in the alphabetical sequence of definitions:

          "SIS. The Springfield Institution for Savings."

          "SIS CREDIT AGREEMENT. The dental practice receivables- backed credit agreement dated as of April 13, 1995 by and between the Borrower and SISB."

          1.2 RESTRICTIONS ON INDEBTEDNESS. Section 8.1 of the Credit Agreement is hereby amended by adding to the end thereof the following new subsection (m):

          "(m) Indebtedness incurred by the Borrower pursuant to the SIS Credit Agreement, PROVIDED that the aggregate principal amount of such Indebtedness of the Borrower shall not exceed $5,000,000 at any time."


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          1.3  RESTRICTIONS ON LIENS. Section 8.2 of the Credit Agreement is
hereby amended by adding to the end thereof the following new subsection (m):

          "(m) Liens granted by the Borrower to SIS on the assets of the Borrower listed on SCHEDULE 8.5.2 in connection with the SIS Credit Agreement."

          1.4 OTHER DEBT. Section 8.8 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

          "or the SIS Credit Agreement."

          1.5. EVENTS OF DEFAULT AND ACCELERATION. (a) Section 12.1(j) of the Credit Agreement is hereby amended by inserting the text "or Indebtedness under the SIS Credit Agreement" after the text "Indebtedness under the Funding Indenture or Indebtedness under the Funding II Credit Agreement" and before the text "shall accelerate the maturity".

     (b) Section 12.1 of the Credit Agreement is hereby amended by inserting the following new subsection (t) immediately after existing subsection (s) thereof:

          "(t) the occurrence of any default or any event of default under the SIS Credit Agreement."

          1.6. AGENT'S AUTHORIZATION. Section 14.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

          "Each of the Banks and the Agent further acknowledge and agree that
          (i) the Agent is authorized to release the security interest created by the Security Documents in the assets listed on SCHEDULE 8.5.2 and that (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the assets listed on SCHEDULE 8.5.2."

     2. CONDITIONS TO EFFECTIVENESS. This Eighth Amendment shall not become effective unless and until:

     (a) the Agent receives counterparts of this Eighth Amendment executed by each of the Borrower, the Banks, the Agent and the Guarantor; and

     (b) all proceedings in connection with the transactions contemplated by this Eighth Amendment and all documents incident hereto, including, without limitation, the SIS Credit Agreement and related documents, shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents, including, without limitation, the SIS Credit Agreement and related documents as the Agent may reasonably request.

     3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants to the Agent and the Banks that (a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Eighth Amendment, are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of


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its covenants, agreements and obligations contained in sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Eighth Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.

     4. RATIFICATION, ETC. Except as expressly amended by this Amendment, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower confirms and agrees that the Obligations of the Borrower to the Banks under the Loan Documents, as amended hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrower, the Guarantor, the Agent and the Banks hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations, as affected and increased hereby and as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Agent on behalf of the Banks thereunder shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Amendment. The Credit Agreement and this Eighth Amendment shall be read and construed as a single agreement.

     5. MISCELLANEOUS. The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Eighth Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon. This Eighth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute part of this Eighth Amendment for any other purpose. This Eighth Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without reference to conflict of laws).


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     IN WITNESS WHEREOF, the undersigned have duly executed this Eighth
Amendment as a sealed instrument as of the date first set forth above.


                                       HPSC, INC.


                                       By:   /s/ Rene Lefebvre
                                           ---------------------------------
                                             Chief Financial Officer

                                       THE FIRST NATIONAL BANK
                                        OF BOSTON, individually and
                                        as Agent


                                       By:   /s/ Authorized Signatory
                                           ---------------------------------


                                       BANK OF AMERICA ILLINOIS,
                                        individually and as co-agent


                                       By:   /s/ Authorized Signatory
                                           ---------------------------------

CONSENTED TO BY THE UNDERSIGNED GUARANTOR:

AMERICAN COMMERCIAL
 FINANCE CORPORATION


By:   /s/ John W. Everets
    ---------------------------------
      President